UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest report) October 28, 2002

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (I.R.S. Employer Identification No.)

6922 Hollywood Blvd.
Suite 800
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	October 2002 Investor Presentation

ITEM 9.  REGULATION FD DISCLOSURE.

j2 Global Communications, Inc. (“j2 Global”) hosted its third quarter 2002 earnings conference call and Webcast on Monday, October 28, 2002 at 4:30 p.m. Eastern Time. Via the Webcast, j2 Global presented its October 2002 Investor Presentation, which contains a summary of j2 Global’s financial results for the quarter ending September 30, 2002, as well as certain other financial and operating information. Pursuant to Regulation FD, j2 Global hereby furnishes the October 2002 Investor Presentation as Exhibit 99.1 to this report. The Presentation will be posted on the Website www.j2global.com through at least November 11, 2002. Exhibit 99.1 is incorporated by reference under this Item 9.

Note: the information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: October 29, 2002	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman, Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	October 2002 Investor Presentation.